UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2010

DARA BioSciences, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-19410	04-3216862
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

8601 Six Forks Road, Suite 160, Raleigh, North Carolina	27609
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 919-872-5578

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 17, 2010, DARA BioSciences, Inc. issued a press release announcing that it has commenced an underwritten public offering of $10 million of units comprised of shares of common stock and warrants. A copy of the press release is attached hereto as Exhibit 99 to this report and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

Exhibits

The exhibit required to be filed as a part of this Current Report on Form 8-K is listed in the Exhibit Index attached hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARA BioSciences, Inc.

Dated: May 17, 2010	By:	/s/ Richard A. Franco, Sr., R.Ph.
	Name:	Richard A. Franco, Sr., R.Ph.
	Title:	President

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99	Press Release Issued by DARA BioSciences, Inc. on May 17, 2010